NOTE 1 - GENERAL	12 Months Ended
Dec. 31, 2024
Notes
NOTE 1 - GENERAL

NOTE 1-GENERAL

Metalink Ltd. (the "Company") was incorporated in the State of Israel in September 1992. Until the sale of its WLAN operations in February 2010, the Company was engaged in the WLAN business and since then, the Company conducted only limited business activities related to its DSL business, which, since March 2016, it no longer conducts. The Company's current plan of operation is to consider strategic alternatives, including a possible business combination, other strategic transactions with a domestic or foreign, private or public operating entity, or a "going private" transaction, including with any of its affiliates.

The Company does not have any income other than interest on bank deposits, hence there is an accumulated deficit in its equity.

The Company’s ordinary shares are quoted on the OTC Pink Market, under the symbol “MTLK”.